Exhibit 10.23

               FORM OF COMMON STOCK AND WARRANT PURCHASE AGREEMENT

         THIS COMMON STOCK AND WARRANT PURCHASE AGREEMENT is dated as of July 1, 2003 (this "Purchase Agreement" or "Agreement"), by and between FOCUS
ENHANCEMENTS, INC., a Delaware corporation, having its principal place of business located at 1370 Dell Avenue, Campbell, California 95008 (the "Company"), and each of the Investors listed on Annex A hereto (the "Investor", and collectively the "Investors").


                               W I T N E S S E T H

         WHEREAS, the Company wishes to sell to the respective Investors, and such respective Investors are willing to buy from the Company, subject to the terms and conditions set forth herein, Two Million Two Hundred Thousand (2,200,000) shares of Common Stock, par value $.01 per share (the "Common Stock") of the Company.

         NOW, THEREFORE, for and in consideration of the premises and the mutual agreement contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         A. Definitions. As used herein, each of the following terms has the meaning set forth below, unless the context otherwise requires:

                  (i) "Closing Date" means the date of the closing of the purchase and sale of the Shares and Warrants, as provided herein.

                  (ii) "Company Control Person" means each director, executive officer, promoter, and such other Persons as may be deemed in control of the Company pursuant to Rule 405 under the 1933 Act or Section 20 of the 1934 Act (as hereinafter defined).

                  (iii) "Effective Date" means the effective date of the Registration Statement covering the Registrable Securities (as those terms are defined in the Registration Rights Agreement) relating to the Shares.

                  (iv) "Escrow Funds" means the Purchase Price delivered to the Escrow Agent as contemplated by Sections 5(b) and (c) hereof.

                  (v) "Last Audited Date" means December 31, 2002.

                  (vi) "Investor Control Person" means each director, executive officer, promoter, and such other Persons as may be deemed in control of the Investor pursuant to Rule 405 under the 1933 Act or Section 20 of the 1934 Act.

                  (vii) "Majority In Interest" means Investors owning in excess of 51% of the Common Stock on the relevant date.

                  (viii) "Material Adverse Effect" means an event or combination of events, which individually or in the aggregate, would reasonably be expected to (w) adversely affect the legality, validity or enforceability of the Shares or any of the Transaction Agreements, (x) have or result in a material adverse effect on the results of operations, assets, or financial condition of the Company and its subsidiaries, taken as a whole, (y) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Agreements or the transactions contemplated thereby, or (z) materially and adversely affect the value of the rights granted to the Investors in the Transaction Agreements.

                  (ix) "Principal Trading Market" means the NASDAQ SmallCap Market.

                  (x) "Registration Rights Agreement" means the Registration Rights Agreement in the form annexed hereto as Annex IV, as executed by each Investor and the Company simultaneously with the execution of this Agreement.

                  (xi) "Shares" means the shares of Common Stock issued to the Investors.

                  (xii) "Transaction Agreements" means this Purchase Agreement, the Joint Escrow Instructions, and the Registration Rights Agreement, and includes all ancillary documents referred to in those agreements.

                  (xiii) "Warrants" means warrants to purchase 440,000 Shares in the form attached hereto as Annex VI.

                  (xiv) "1933 Act" or "Securities Act" means the Securities Act of 1933, as amended.

                  (xvi) "1934 Act" or "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         1. PURCHASE AND SALE; MUTUAL DELIVERIES. (a) Upon the following terms and conditions, the Company shall issue and sell to the Investors and the Investors shall purchase from the Company that number of shares of Common Stock equal to Two Million Two Hundred Thousand Dollars ($2,200,000) (the "Aggregate Amount") divided by the Purchase Price (as hereinafter defined), resulting in an aggregate of 2,200,000 shares (the "Shares") and Warrants to be issued upon the payment of the Purchase Price by the respective Investors in the amounts and denominations set forth in Annex I. The Purchase Price is $1.00 per share. The Company's obligation to sell the Shares to each Investor and each Investor's obligation to purchase Shares from the Company is several and represents a separate agreement. Upon receipt of the Purchase Price by the Escrow Agent, the Company shall deliver to the respective Investor one or more certificates representing the Shares, bearing substantially the following legend:

         THE  SECURITIES  REPRESENTED  HEREBY (THE  "SECURITIES")  HAVE NOT BEEN
         REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN

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

         OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

         (b) (i) The respective Investor acknowledges that (1) the Shares and the Warrants have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement or otherwise included in an effective registration statement, the Shares and the Warrants have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Investor shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Shares and/or Warrants to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Shares and/or Warrants made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Shares and/or Warrants under circumstances in which the seller, or the Person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the Securities and Exchange Commission ("Commission" or the "SEC") thereunder; and (3) neither the Company nor any other Person is under any obligation to register the Shares and Warrants (other than pursuant to the Registration Rights Agreement) under the 1933 Act.

                  (ii) Within three (3) business days (such third business day, the "Delivery Date") after the business day on which the Company has received a notice of sale (by facsimile or other delivery), the original Common Stock certificate (and if the same are not delivered to the Company on the same date, the date of delivery of the second of such items) from a given Investor, and any relevant state "blue sky" information (if necessary), the Company at its expense, (i) shall deliver, and shall cause legal counsel selected by the Company to deliver, to its transfer agent (with copies to Investor) an appropriate instruction and opinion of such counsel, for the delivery of unlegended Shares issuable pursuant to the registration statement for the Shares, provided that such registration statement at the time of sale has been declared effective by the Commission and is current (the "Unlegended Shares"); and (ii) transmit the certificates representing the Unlegended Shares (together, unless otherwise instructed by the Investor, with Common Stock not sold), to the Investor at the address specified in a notice of sale (which address may be the Investor's address for notices as contemplated by Section 9 hereof or a different address) via express courier, by electronic transfer or otherwise.

                  (iii) In lieu of delivering physical certificates representing the Unlegended Shares, if the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, upon request of an Investor and its compliance with the provisions contained in this paragraph, so long as the certificates therefor do not bear a legend and the Investor holding same is not obligated to return such certificate for the placement of a legend thereon, the Company shall use its best efforts to cause its transfer

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

agent to electronically transmit the Unlegended Shares by crediting the account of such Investor's Prime Broker with DTC through its Deposit Withdrawal Agent Commission system.

                  (c) The Company shall also deliver, or cause to be delivered, the original or execution copies of this Purchase Agreement.

                  (d) There are no preemptive rights of any shareholder of the Company, as such, to acquire the Shares and/or the Warrants. No party has a currently exercisable right of first refusal which would be applicable to any or all of the transactions contemplated by the Transaction Agreements.

         2.   REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY.   The  Company
represents and warrants to each respective Investor that:

                  (a) The Company has the corporate power and authority to enter into this Purchase Agreement, and to perform its obligations hereunder. The execution and delivery by the Company of this Purchase Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company. This Purchase Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company enforceable against it in accordance with its respective terms, subject to the effects of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and to general equitable principles.

                  (b) Except as set forth in the SEC Documents (as hereinafter defined) or Annex V, there is no pending, or to the knowledge of the Company, threatened, judicial, administrative or arbitral action, claim, suit, proceeding or investigation which might affect the validity or enforceability of this Purchase Agreement or which involves the Company and which if adversely determined, could reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole.

                  (c) Except as contemplated by the Registration Rights Agreement, no consent or approval of, or exemption by, or filing with, any party or governmental or public body or authority is required in connection with the execution, delivery and performance under this Purchase Agreement or the taking of any action contemplated hereunder or thereunder.

                  (d) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation.

                  (e) The execution, delivery and performance of this Purchase Agreement by the Company, and the consummation of the transactions contemplated hereby, will not (i) violate any provision of the Company's certificate of incorporation or bylaws, (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of the effect of, otherwise, give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which the Company is a party or by or to which the Company or any of the Company's assets or properties may be bound or subject, (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body by which the Company, or the assets or properties of the Company are bound and (iv) to the Company's knowledge, violate any statute, law or regulation.

                  (f) The Shares have been duly  authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, claims or encumbrances. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants in order to issue the full number of Warrant Shares as are or may become issuable in accordance with the Warrants.

                  (g) Assuming the accuracy of the Investors' respective representations and warranties set forth herein, no registration under the Securities Act is required for the offer and sale of the Shares and Warrant Shares by the Company to the Investors. The Company is eligible to register the resale of its Common Stock for resale by the Purchasers under Form S-3 promulgated under the Securities Act.

                  (h) The issuance and sale of the Shares hereunder does not contravene the rules and regulations of the Nasdaq SmallCap Market and no approval of the shareholders of the Company is required for the Company to issue and deliver to the Investors the maximum number of Shares contemplated in this transaction.

         3. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. Each Investor hereby represents and warrants to the Company that:

                  (a) The Investor has the corporate power and authority to enter into this Purchase Agreement and to perform its obligations hereunder. The execution and delivery by the Investor of this Purchase Agreement, and the consummation by the Investor of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Investor. This Purchase Agreement has been duly executed and delivered by the Investor and constitutes the valid and binding obligation of the Investor, enforceable against it in accordance with its respective terms, subject to the effects of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and to general equitable principles.

                  (b) The execution, delivery and performance by the Investor of this Purchase Agreement, and the consummation of the transactions contemplated hereby, do not and will not breach or constitute a default under any applicable law or regulation or of any agreement, judgment, order, decree or other instrument binding on the Investor.

                  (c) The Investor has such knowledge and prior substantial investment experience in financial and business matters, including investment in non-listed and non-registered securities, and has had the opportunity to read the SEC Documents and to evaluate the merits and risks of investment in the Company and the Shares.

                  (d) The Investor is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the 1933 Act.

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

                  (e) Prior to the execution of this Purchase Agreement, Investors and any affiliates of Investors have not participated in any hedging transactions involving the Company's Common Stock.

                  (f) The Investor is acquiring the Shares and Warrants, solely for the Investor's own account for investment and not with a view to or for sale in connection with a distribution of any of the Shares or the Warrants.

                  (g) Except as set for in the Registration Rights Agreement, the Investor does not have a present intention to sell the Shares or the Warrants, nor a present arrangement or intention to effect any distribution of any of the Shares or Warrants to or through any person or entity for purposes of selling, offering, distributing or otherwise disposing of any of the Shares or the Warrants.

                  (h) The Investor may be required to bear the economic risk of the investment indefinitely because none of the Shares or Warrants may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from registration is available. Any resale of any of the Shares can be made only pursuant to (i) a registration statement under the Securities Act which is effective and current at the time of sale or (ii) a specific exemption from the registration requirements of the Securities Act. In claiming any such exemption, the Investor will, prior to any offer or sale or distribution of any Shares advise the Company and, if requested, provide the Company with a favorable written opinion of counsel, in form and substance satisfactory to counsel to the Company, as to the applicability of such exemption to the proposed sale or distribution.

                  (i) The Investor understands that the exemption afforded by Rule 144 promulgated by the Commission under the Securities Act ("Rule 144") will not become available for at least one year from the date of payment for the Shares and any sales in reliance on Rule 144, if then available, can be made only in accordance with the terms and conditions of that rule, including, among other things, a requirement that the Company then be subject to, and current, in its periodic filing requirements under the Exchange Act, and, among other things, a limitation on the amount of shares of Common Stock that may be sold in specified time periods and the manner in which the sale can be made; that, while the Company's Common Stock is registered under the Exchange Act and the Company is presently subject to the periodic reporting requirements of the Exchange Act, there can be no assurance that the Company will remain subject to such reporting obligations or current in its filing obligations; and that, in case Rule 144 is not applicable to a disposition of the Shares, compliance with the registration provisions of the Securities Act or some other exemption from such registration provisions will be required.

                  (j) The Investor understands that legends shall be placed on the certificates evidencing the Shares to the effect that the Shares have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company's stock books. Stop transfer instructions will be placed with the transfer agent of the Shares. The Investor understands that the Warrants will bear similar legends.

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

                  (k) Except as set forth in the letter agreement between the Company and TN Capital Equities, Ltd. dated June 9, 2003 and the Term Sheet between the Company and vFinance Investments, Inc., dated June 30, 2003 (collectively, the "Term Sheets"), the Investor has taken no action which would give rise to any claim by any person for brokerage commission, finder's fees or similar payments by Investor relating to this Purchase Agreement or the transactions contemplated hereby. The Company shall have no obligation with respect to such fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section 3(k) that may be due in connection with the transactions contemplated hereby. The Investor shall indemnify and hold harmless the Company, its employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as and when incurred.

                  (l) The execution, delivery and performance of this Purchase Agreement by the Investor, and the consummation of the transactions contemplated hereby, will not (i) violate any provision of the Investor's corporate organizational documents, (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of the effect of, otherwise, give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both) a default under, any contract or other agreement to which the Investor is a party or by or to which the Investor or any of the Investor's assets or properties may be bound or subject, (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body by which the Investor, or the assets or properties of the Investor are bound and (iv) to the Investor's knowledge, violate any statute, law or regulation, including but not limited to the USA Patriot Act.

                  (m) Except with respect to sale of the Shares pursuant to Rule 144, prior to having any legend removed from the Shares, Investor shall comply with the applicable state blue sky laws and, to the extent practicable, notify the Company of the State, if any, in which the sale of such Shares by Investor has taken place.

         4. COVENANTS OF THE COMPANY.

                  (a) Registration Rights Agreement. The Company covenants and agrees to enter into a Registration Rights Agreement governing the registration of the Shares and the Warrant Shares with the Investors dated as of the date hereof.

                  (b) Current Public Information. The Company has furnished or made available to each Investor true and correct copies of all registration statements, reports and documents, including proxy statements (other than preliminary proxy statements), filed with the Commission by or with respect to the Company since December 31, 2002 and prior to the date of this Agreement, pursuant to the Securities Act or the Exchange Act (collectively, the "SEC Documents"). The SEC Documents are the only filings made by or with respect to the Company since December 31, 2002 pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act or pursuant to the Securities Act. The Company has filed all reports, schedules, forms, statements and other documents required to be filed under Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act since December 31, 2002 and prior to the date of this Agreement.

                  (c) SEC Documents. Except pursuant to a confidentiality agreement, if any, the Company has not provided to the Investor any information which according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company but which has not been so disclosed. As of their respective dates or their restated dates (if so restated), the SEC Documents complied, and all similar documents filed with the SEC prior to the Closing Date will comply, in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained, nor will any similar document filed with the SEC prior to the Closing Date contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents, as of the dates thereof (or the restated dates, if so restated), complied, and all similar documents filed with the SEC prior to the Closing Date will comply, as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC and other applicable rules and regulations with respect thereto. Such financial statements were prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements as permitted by Form 10-QSB of the SEC) and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

                  (d) Absence of Certain Changes. Since the Last Audited Date, there has been no material adverse change and no Material Adverse Effect, except as disclosed in the Company's SEC Documents. Since the Last Audited Date, except as provided in the Company's SEC Documents or disclosed in the Transaction Documents, the Company has not (i) incurred or become subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business consistent with past practices; (ii) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices; (iii) declared or made any payment or distribution of cash or other property to shareholders with respect to its capital stock, or purchased or redeemed, or made any agreements to purchase or redeem, any shares of its capital stock; (iv) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business consistent with past practices; (v) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of existing business; (vi) made any changes in employee compensation, except in the ordinary course of business consistent with past practices; or (vii) experienced any material problems with labor or management in connection with the terms and conditions of their employment.

                  (e) Absence of Litigation. Except as disclosed in the Company's SEC Documents, (i) there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company before or by any governmental authority or nongovernmental department, commission, board, bureau, agency or instrumentality or any other Person, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, any of the Transaction Agreements; (ii) the Company is not aware of any valid basis for any such claim that (either individually or in the aggregate with all other such events and circumstances) could reasonably be expected to have a Material Adverse Effect; or (iii) there are no outstanding or unsatisfied judgments, orders, decrees, writs, injunctions or stipulations to which the Company is a party or by which it or any of its properties is bound, that involve the transaction contemplated herein or that, alone or in the aggregate, could reasonably be expect to have a Material Adverse Effect.

                  (f) Public Announcement. As soon as practicable the Company shall issue a press release disclosing the material terms of the transactions contemplated hereby and file a Current Report on Form 8-K disclosing the transactions contemplated hereby. In addition, the Company will make such other filings and notices in the manner and time required by the Commission and the Nasdaq SmallCap Market.

                  (g) Maintain Listing/S-3 Qualification. The Company shall use commercially reasonable efforts to maintain the listing of the Shares, Warrant Shares and the Common Stock on the Nasdaq SmallCap Market. The Company shall use commercially reasonable efforts to continue to meet the "registrant eligibility" requirements for a secondary offering as set forth in the general instructions in Form S-3 to enable the registration of the Registrable Securities (as defined in the Registration Rights Agreement).

                  (h) No Undisclosed  Liabilities or Events.  The Company has no
liabilities or obligations other than those disclosed in the Transaction Agreements or the Company's SEC Documents or those incurred in the ordinary course of the Company's business since the Last Audited Date, or which individually or in the aggregate, do not or would not have a Material Adverse Effect. No event or circumstances has occurred or exists with respect to the Company or its properties, business, operations, financial condition, or results of operations, which, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed. There are no proposals currently under consideration or currently anticipated to be under consideration by the Board of Directors or the executive officers of the Company which proposal would
(x) change the certificate of incorporation or other charter document or by-laws of the Company, each as currently in effect, with or without shareholder approval, which change would reduce or otherwise adversely affect the rights and powers of the shareholders of the Common Stock or (y) materially or substantially change the business, assets or capital of the Company, including its interests in subsidiaries.

                  (i) Trading in Securities. The Company specifically acknowledges that, except to the extent specifically provided herein or in any of the other Transaction Agreements (but limited in each instance to the extent so specified), and subject to applicable state and federal securities laws, the Investor retains the right (but is not otherwise obligated) to buy, sell or otherwise trade in the Shares of the Company, including, but not necessarily limited to, the Shares, at any time before, contemporaneous with or after the execution of this Purchase

Agreement or from time to time and in any manner whatsoever permitted by applicable federal and state securities laws.

                  (j) Fees to Brokers, Finders and Others. Except as set forth in the Term Sheets, the Company has taken no action which would give rise to any claim by any person for brokerage commission, finder's fees or similar payments by the Company relating to this Purchase Agreement or the transactions contemplated hereby. Investor shall have no obligation with respect to such fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section 4(j) that may be due in connection with the transactions contemplated hereby. The Company shall indemnify and hold harmless each of Investor, its employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as and when incurred.

                  (k) Use of Proceeds. The Company will use the proceeds received hereunder (excluding amounts paid by the Company for legal fees, finder's fees and escrow fees in connection with the sale of the Shares) for the purposes contemplated by the schedule attached hereto as Annex VII, and, unless specifically consented to in advance in each instance by a majority in interest of the Investors, the Company shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership enterprise or other Person, including any of its Affiliates.

         5. DELIVERY OF SHARES.

                  (a) In accordance with the Joint Escrow Instructions, attached hereto as Annex II and made a part hereof, promptly following the delivery by the respective Investor of the respective Purchase Price for the Shares in accordance with Section 1 hereof, the Company will irrevocably instruct its transfer agent to issue to such Investor legended certificates representing the Shares and the respective Warrants.

                  (b) Form of Payment; Delivery of Certificates:

                           (i) The  respective  Investor  shall pay the Purchase
Price for the Shares by delivering immediately available good funds in United States Dollars to the Escrow Agent no later than the date prior to the Closing Date.

                           (ii) No later than the Closing Date, but in any event
promptly following payment by the respective Investor to the Escrow Agent of the Purchase Price, the Company shall deliver the Shares and the Warrants, each duly executed on behalf of the Company and issued in the name of the respective Investor, to the Escrow Agent.

                           (iii) By  signing  this  Agreement,  each  respective
Investor and the Company, subject to acceptance by the Escrow Agent, agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions, all of the provisions of which are incorporated herein by this reference as if set forth in full.

                  (c) Method of Payment. Payment of the Purchase Price shall be made by wire transfer wire transfer of funds to:

                      Bank of New York
                      350 Fifth Avenue
                      New York, New York 10001

                      ABA# 021000018
                      For credit to the account of Krieger & Prager LLP Account No.: 637-2993136

                      Re: FOCUS Transaction

                  (d) [RESERVED]

                  (e) [RESERVED]

         6. CLOSING DATE.

                  (a) The Closing Date shall occur on the date which is the first NYSE trading day after each of the conditions contemplated by Sections 7 and 8 hereof shall have either been satisfied or been waived by the party in whose favor such conditions run.

                  (b) The closing of the purchase and issuance of the Shares and the Warrants shall occur on the Closing Date at the offices of the Escrow Agent and shall take place no later than 3:00 P.M., New York time, on such day or such other time as is mutually agreed upon by the Company and a majority in interest of the Investors.

                  (c) Notwithstanding anything to the contrary contained herein, the Escrow Agent will be authorized to release the Escrow Funds to the Company and to others and to release the other Escrow Property on the Closing Date upon satisfaction of the conditions set forth in Sections 7 and 8 hereof and as provided in the Joint Escrow Instructions.

         7. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

         Each Investor understands that the Company's obligation to sell the Shares and issue the Warrants to such Investor pursuant to this Agreement on the Closing Date is conditioned upon:

                  (a) The execution and delivery of this Purchase Agreement and the Registration Rights Agreement by such Investor;

                  (b) Delivery by such Investor to the Escrow Agent of good funds as payment in full of an amount equal to the Purchase Price for the Shares in accordance with this Purchase Agreement;

                  (c) The accuracy on such Closing Date of the representations and warranties of such Investor contained in this Purchase Agreement, each as if made on such date, and the performance by such Investor on or before such date of all covenants and agreements of the Investor required to be performed on or before such date; and

                  (d) There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

         8. CONDITIONS TO THE INVESTORS' OBLIGATION TO PURCHASE.

         The Company understands that the respective Investor's obligation to purchase the Shares and receive the Warrants on the Closing Date is conditioned upon:

                  (a) The execution and delivery of this Purchase Agreement and the other Transaction Agreements by the Company;

                  (b) Delivery by the Company to the Escrow Agent of the Certificates and Warrants in accordance with this Purchase Agreement;

                  (c) The accuracy in all material respects on such Closing Date of the representations and warranties of the Company contained in this Purchase Agreement, each as if made on such date, and the performance by the Company on or before such date of all covenants and agreements of the Company required to be performed on or before such date;

                  (d) On such Closing Date, the Registration Rights Agreement shall be in full force and effect and the Company shall not be in default thereunder;

                  (e) On such Closing Date, the respective Investor shall have received an opinion of counsel for the Company (and delivered to the Escrow Agent), dated the Closing Date, in form, scope and substance reasonably satisfactory to the Investor, substantially to the effect set forth in Annex III attached hereto;

                  (f) There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained; and

                  (g) From and after the date hereof to and including such Closing Date, each of the following conditions will remain in effect: (i) the trading of the Common Stock shall not have been suspended by the SEC or on the Principal Trading Market; (ii) no minimum prices shall been established for Shares traded on the Principal Trading Market; and (iii) there shall not have been any material adverse change in any financial market that, in the reasonable judgment of the Investor, makes it impracticable or inadvisable to purchase the Shares. In addition, on the Closing Date, trading in Common Stock or in securities generally on the Principal Trading Market shall not have been suspended or limited.

         9. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery or seven (7) business days after deposit in the United States Postal Service, by (a) advance copy by fax, and/or (b) mailing or delivery by express courier or registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

            COMPANY                        FOCUS ENHANCEMENTS, INC.
                                           1370 Dell Avenue
                                           Campbell, California 95008
                                           ATTN: Brett Moyer, President & CEO
                                           Telephone No.: (408) 866-8300
                                           Facsimile No.:  (408) 866-1748

            with a copy to:                Manatt, Phelps & Phillips, LLP
                                           1001 Page Mill Road, Bldg. 2
                                           Palo Alto, California 94304
                                           Attn: Jerrold F. Petruzzelli, Esq.
                                           Telephone No.: (650) 812-1335
                                           Telecopier No.: (650) 213-0260

            Investor:                      As set forth in Annex I hereto.

            with a copy to (with respect   Krieger & Prager, LLP
            to Investors provided by       39 Broadway, Suite 1440
            vFinance only) :               New York, New York  10006
                                           ATTN:  Samuel Krieger, Esq.
                                           Telephone No.:  (212) 363-2900
                                           Facsimile No.:  (212) 363-2999

         10. SEVERABILITY. If a court of competent jurisdiction determines that any provision of this Purchase Agreement is invalid, unenforceable or illegal for any reason, such determination shall not affect or impair the validity, legality and enforceability of the other provisions of this Purchase Agreement in any other jurisdiction. If any such invalidity, unenforceability or illegality of a provision of this Purchase Agreement becomes known or apparent to any of the parties hereto, the parties shall negotiate promptly and in good faith in an attempt to make appropriate changes and adjustments to such provision specifically and this Purchase Agreement generally to achieve as closely as possible, consistent with applicable law, the intent and spirit of such provision specifically and this Purchase Agreement generally.

         11. EXECUTION IN COUNTERPARTS. This Purchase Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute the same Purchase Agreement. A facsimile signature of this Agreement shall be legal and binding on all parties hereto.

         12. JURY TRIAL WAIVER. The Company and the Investors hereby waive a trial by jury in any action, proceeding or counterclaim brought by any Party hereto against any of the others in respect of any matter arising out or in connection with the Transaction Agreements.

         13. GOVERNING LAW: MISCELLANEOUS.

                  (a) This Purchase Agreement shall be deemed to be a contract made under the laws of the State of Delaware for contracts to be wholly performed in such State and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the State of California, Santa Clara County in connection with any dispute arising under this Purchase Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

                  (b) Failure of any party to exercise any right or remedy under this Purchase Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  (c) This Purchase Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

                  (d) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

                  (e)  The  headings  of  this   Purchase   Agreement   are  for
convenience   of   reference   and  shall  not  form  part  of,  or  affect  the
interpretation of, this Purchase Agreement.

                  (f) This Agreement may be amended only by an instrument in writing signed by both parties; no waiver shall be effective unless signed by the person charged with making such waiver.

                  (g)  This  Agreement   supersedes  all  prior  agreements  and
understandings among the parties hereto with respect to the subject matter hereof.

         14. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The Company's and each Investor's representations and warranties herein shall survive the execution and delivery of this Purchase Agreement and the delivery of the Certificates and the payment of the Purchase Price, and shall inure to the benefit of each respective Investor and the Company and their respective successors and assigns.

         15. INDEPENDENT NATURE OF INVESTORS' OBLIGATIONS AND RIGHTS. The obligations of each Investor are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor.

         [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Agreement has been duly executed by the respective Investor (if an entity, by one of its officers thereunto duly authorized) as of the date set forth below.

         AMOUNT AND PURCHASE PRICE OF COMMON STOCK:  $   *
                                                     ----------

                                  NUMBER OF SHARES:      *
                                                     ----------

                                NUMBER OF WARRANTS:      *
                                                     ----------

                            SIGNATURES FOR ENTITIES

         IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that it has caused this Common Stock Purchase Agreement to be duly executed on its behalf this 30th day of June, 2003.

                                                         *
                                               --------------------------------
                                               Printed Name of Investor

                                               By:       *
                                                  -----------------------------
                                               (Signature of Authorized Person)

                                                         *
                                               --------------------------------
                                               Printed Name and Title

         If Investor is a partnership, corporation, limited liability company or other entity:

         I.       Jurisdiction where Investor's  investment decision was made:

                  - Jurisdiction  of  mailing  address  listed in Annex I
                  - Other: ____________________________

         II.      Jurisdiction of Incorporation or Organization: _____________

         As of the date set forth below, the undersigned hereby accepts this Purchase Agreement and represents that the foregoing statements are true and correct and that it has caused this Purchase Agreement to be duly executed on its behalf.

         FOCUS ENHANCEMENTS, INC.


         By:      /s/ Brett Moyer
                  ----------------------------
                  Brett Moyer
         Title:   President & CEO
         Date:    July 1, 2003

-------------
* Investors:      White Investments Ltd.
                  SF Capital Partners Ltd.

         ANNEX I           SCHEDULE OF INVESTORS

         ANNEX II          JOINT ESCROW INSTRUCTIONS **

         ANNEX III         OPINION OF COUNSEL **

         ANNEX IV          REGISTRATION RIGHTS AGREEMENT **

         ANNEX V           COMPANY DISCLOSURE MATERIALS **

         ANNEX VI          FORM OF WARRANT **

         ANNEX VII         USE OF PROCEEDS SCHEDULE **


         ---------------
         ** Not Included

                                                                         ANNEX I
                                                                              TO
                                     COMMON STOCK AND WARRANT PURCHASE AGREEMENT
                                                           SCHEDULE OF INVESTORS


Name and Address of Investor (including                       Number of Shares
contact for Notices and telecopier number)                       Purchased              Number of Warrants
------------------------------------------                       ---------              ------------------
SF Capital Partners Ltd.                                          1,100,000                   220,000
c/o Staro Asset Management, LLC
3600 South Lake Drive
St. Francis, Wisconsin 53235 Phone: 414-294-7587
Fax:  414-294-4416

White Investments Ltd.                                            1,100,000                   220,000
c/o International First Secretarial Group, Ltd
POB 65
Grand Turk
Turks & Caicos, BWI
Phone:  649-946-2133
Fax:  649-946-2933